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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our reports dated September 1, 1999 relating to the financial statements and financial statement schedule of JNI Corp., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




PRICEWATERHOUSECOOPERS LLP

San Diego, California
September 3, 1999